Summary Prospectus

January 31, 2014

Turner Emerging Markets Fund

• Institutional Class (TEEMX)

• Investor Class (TFEMX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2014, are incorporated by reference into this summary prospectus.

Ticker Symbol — TEEMX – Institutional Class

Ticker Symbol — TFEMX – Investor Class

CUSIP — – Institutional Class / – Investor Class

Fund Number — – Institutional Class / – Investor Class

Investment Objective

The Emerging Markets Fund (the "Fund") seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.70%	0.70%
Distribution (12b-1) Fees	None	None
Other Expenses[1]	1.20%	1.20%
Shareholder Servicing Fee	None	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.91%	2.16%
Fee Waivers and Expense Reimbursements	(0.85)%[2]	(0.85)%[2]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.06%	1.31%

1  "Other Expenses" are based on estimates for the current fiscal year.

2  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of Institutional Class Shares and Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.05% and 1.30%, respectively, through January 31, 2015. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2015. Turner may discontinue this arrangement at any time after January 31, 2015. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

TURNER EMERGING MARKETS FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Turner Emerging Markets Fund — Institutional Class Shares	$108	$518
Turner Emerging Markets Fund — Investor Class Shares	$133	$594

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Since the Fund's inception on August 28, 2013 through the end of the fiscal year on September 30, 2013, the Fund's portfolio turnover rate was 1% of the average value of its portfolio.

Principal Strategy

The Fund invests primarily (at least 80% of net assets plus any borrowing for investment purposes) in common stocks and other equity securities (preferred stocks, warrants, rights to acquire common or preferred stocks and securities convertible into or for common stocks) of issuers economically tied to emerging markets. Emerging markets are defined as those markets included in the MSCI Emerging Markets Index. As of December 31, 2013, the index included the following countries: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund's investment adviser may also consider as emerging markets those classified by the World Bank, International Finance Corporation or the United Nations as such. In determining if a security is tied to a foreign (non-U.S.) country, the Fund generally looks to the country of incorporation of the issuer. However, the Fund may determine a security is economically tied to a foreign country by looking to an issuer's country of domicile, where the majority of an issuer's revenues are generated or where an issuer's primary exchange is located. As a result, an issuer may be economically tied to more than one country. Investments may be in companies of any size.

The Fund may invest in financial derivative instruments for efficient portfolio management purposes and in order to obtain access to certain restricted emerging markets, such as India, China or Taiwan. The Fund may also invest in financial derivative instruments for performance enhancement. These financial derivative instruments may include warrants, participation notes and equity linked notes. The warrants, participation notes and equity linked notes will generally mirror the performance of the underlying equity security and are liquid, exchange-traded securities.

The Fund's portfolio generally will contain between 60 to 100 securities. The Fund may trade actively in foreign securities, including emerging market securities. Turner will not adhere to strict sector or industry constraints in managing the Fund, which may have a significant exposure to one or more sectors or industries and may have little or no exposure to various other sectors or industries. The sector allocation of the portfolio will reflect what Turner's portfolio management team believes are its best global growth stock ideas, and by purchasing only those securities Turner believes are the best stocks within each sector, Turner seeks to minimize the impact of poorly performing sectors on the overall portfolio. Additionally, while Turner will remain "country aware" when selecting securities for the Fund, there are no specific limits on country or region weightings. Country and regional weightings are a residual of Turner's bottom-up stock selection process, which blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns.

A holding will become a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also sell a portion of the Fund's position in a security to adhere to capitalization or capacity constraints, or for other reasons.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund. Common stock investments are subject to the risk that other investments (including preferred stock and debt) will have claims on a company's securities of greater priority.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund is subject to the risk that growth stocks and non-U.S. stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes have strong earnings growth potential. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

The Fund is subject to risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. The stocks held by the Fund may underperform other types of stocks, and they may not

TURNER EMERGING MARKETS FUND

increase or may decline in value. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund is subject to risks due to its investments in emerging markets countries. The markets of emerging markets countries are less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

The Fund is subject to risks due to its investments in securities denominated in foreign currencies. This is the risk that foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund's investments and its returns. Because the Fund's net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund's holdings appreciates.

The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time.

The Fund is subject to risks due to investments in derivatives. An investment in derivatives can be more sensitive to changes in interest rates, counterparty risk and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. The Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivatives may make the Fund subject to greater volatility than if it invested solely in other types of securities.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Management

Investment Adviser

Turner Investments, L.P. ("Turner" or the "Adviser") serves as the investment adviser to the Fund.

Portfolio Managers

Donald W. Smith, CFA, Portfolio Manager/Global Equity Analyst and Rick Wetmore, CFA, Portfolio Manager/Global Equity Analyst are the co-lead portfolio managers of the Fund. Mr. Smith joined Turner in 2003. Mr. Wetmore joined Turner in 2002.

Purchase and Sale of Fund Shares

Investors may purchase and redeem Fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TURNER EMERGING MARKETS FUND

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